Exhibit 10.49

AMENDMENT TO CERTAIN

EMPLOYEE BENEFIT PLANS AND EQUITY PLANS OF

COCA-COLA REFRESHMENTS USA, INC.

(approved by the Board of Directors of Coca-Cola Refreshments USA, Inc.

as of December 6, 2010)

WHEREAS, Coca-Cola Enterprises Inc. changed its name to Coca-Cola Refreshments USA, Inc. (referred to herein as the “Corporation”) following the spin-off of certain portions of its business and the acquisition of the remaining business by The Coca-Cola Company;

WHEREAS, the Corporation sponsors the following employee benefit plans (collectively referred to herein as the “Employee Benefit Plans”):

•                  Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan (hereafter individually referred to as the “MESIP”)

•                  Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees

•                  Great Lakes Canning 401(k) Plan for Union Employees

•                  Coca-Cola Enterprises Bargaining Employees’ 401(k) Plan

•                  Central States Coca-Cola Bottling Company Bargaining Savings Plan

•                  Coca-Cola Bottling Company of St. Louis Bargaining Employees Savings and Investment Plan

•                  Coca-Cola Enterprises Savings Plan for Organized Employees of Southern New England

•                  Lansing Matched Employees’ Savings and Investment Plan

•                  The Coca-Cola Bottling Co. of New York Sodasystems Savings and Retirement Plan

•                  Coca-Cola Enterprises Employees’ Pension Plan

•                  Coca-Cola Enterprises Bargaining Employees’ Pension Plan

•                  Coca-Cola Enterprises Pension Plan for Certain Bargaining Employees

•                  Coca-Cola Bottling Company of New York and Teamsters Local #125 Jointly Administered Pension Plan

•                  Pension Plan Agreement between International Brotherhood of Teamsters, Local 337 and Coca-Cola Bottlers of Detroit, Inc.

•                  Midwest Coca-Cola Bottling Company Pension Plan for Bargaining Employees

•                  Coca-Cola Enterprises Pension Plan for Organized Employees of Southern New England

•                  Employee Retirement Plan of Coca-Cola Bottling Company of New England

•                  Coca-Cola Enterprises Inc. Health and Welfare Plan for Non-Flex Participants

(also known as the “Coca-Cola Enterprises Bargaining Employees Health and Welfare Plan)

•                  Coca-Cola Enterprises Employees Health and Welfare Plan (also known as the “Coca-Cola Enterprises Personal Choice Flexible Benefits Plan”)

•                  Coca-Cola Enterprises Healthcare Reimbursement Account Plan

•                  Coca-Cola Enterprises Dependent Care Reimbursement Account Plan

•                  Coca-Cola Enterprises Employee Assistance Program

•                  Coca-Cola Enterprises Long-Term Disability Plan

•                  Coca-Cola Enterprises Retiree Benefits Plan

•                  Coca-Cola Enterprises Inc. Executive Pension Plan (hereafter, individually referred to as the “Executive Pension Plan”)

•                  Coca-Cola Enterprises Inc. Supplemental Pension Plan

•                  Coca-Cola Enterprises Inc. Employee Severance Plan

WHEREAS, the Corporation reserves the right to amend the Employee Benefit Plans at any time;

WHEREAS, the Corporation sponsors the following equity plans (collectively referred to herein as the “Equity Plans”):

•                  Coca-Cola Enterprises Inc. Stock Deferral Plan

•                  Coca-Cola Enterprises Inc. 1997 Stock Option Plan

•                  Coca-Cola Enterprises Inc. 1999 Stock Option Plan

•                  Coca-Cola Enterprises Inc. 2001 Stock Option Plan

•                  Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan

•                  Coca-Cola Enterprises Inc. 2004 Stock Award Plan

•                  Coca-Cola Enterprises Inc. 2007 Incentive Award Plan

WHEREAS, the Board of Directors of the Corporation reserves the right to amend the Equity Plans at any time.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation hereby delegates amendment authority with respect to each of the Employee Benefit Plans to The Coca-Cola Company Benefits Committee (hereafter the “Benefits Committee”) and specifically authorizes the Benefits Committee to adopt amendments to each of the Employee Benefit Plans effectuating the Resolutions contained herein;

FURTHER RESOLVED, that the Corporation hereby delegates to the Benefits Committee the status of named fiduciary with respect to the duties of administrator as set forth in section 414(g) of the Internal Revenue Code of 1986 (the “Code”), as amended, and section 3(16)(A) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the applicable Employee Benefit Plans and hereby grants to the Benefits Committee the complete control of and sole discretion over the administration of such Employee Benefit Plans with all powers necessary to enable it to properly carry out its duties as set forth in such Employee Benefit Plans;

FURTHER RESOLVED, that the Corporation hereby delegates to The Coca-Cola Company Assets Management Committee (hereafter the “Assets Management Committee”) the status of named fiduciary to act on behalf of the Corporation to manage and control the assets of such of the Employee Benefit Plans as are governed by Code section 401(a) and funded by trusts established under Code section 501(a) and grants to the Assets Management Committee such authority as is consistent with the applicable Employee Benefit Plans’ investment objectives and with the requirements of any applicable law with respect to the assets of such Employee Benefit Plans;

FURTHER RESOLVED, that the Corporation hereby ratifies and approves any actions taken by authorized parties pursuant to prior delegations of authority made by the Corporation, or its delegates, with respect to any and all of the Employee Benefit Plans and Equity Plans to the extent such actions were consistent with such delegations and were taken prior to the effective date of these Resolutions, and further specifically adopts, ratifies and approves any delegations of authority with respect to the Employee Benefit Plans and Equity Plans made to a third party vendor(s) that were made in writing and pursuant to a binding contract between such third party vendor(s) and the Corporation;

FURTHER RESOLVED, that with respect to the Executive Pension Plan, eligibility to participate will be limited to those employees who are otherwise eligible under the terms of the Executive Pension Plan and whose most recent date of hire was on or before October 1, 2010 and any employee whose most recent hire date with the Corporation or any affiliate of the Corporation is after October 1, 2010 is not eligible for benefits under the Executive Retirement Plan;

FURTHER RESOLVED, that any (i) member of the Benefits Committee and (ii) officer of the Corporation, or such other person or persons as may be designated in writing, be, and each of them hereby is, authorized to execute, in the name and on behalf of the Corporation and under its corporate seal or otherwise, deliver and file any agreement, instrument, certificate or other document, or any amendment or supplement thereto, and to take any other action that such person may deem necessary, convenient or appropriate in order to carry out the intent and purpose of the preceding resolutions and to effectuate the transactions contemplated thereby;

FURTHER RESOLVED, that, effective October 2, 2010, the Equity Plans shall be amended to reflect that all references to the “Board” shall mean the Board of Directors of The Coca-Cola Company and all references to the “Committee” shall mean the Compensation Committee of the Board of Directors of The Coca-Cola Company;

FURTHER RESOLVED, that any officer of the Corporation or The Coca-Cola Company, or such other person or persons as may be designated in writing, be, and each of them hereby is, authorized to execute, in the name and on behalf of the Corporation and under its corporate seal or otherwise, deliver and file any agreement, instrument, certificate or other document, or any amendment or supplement thereto, and to take any other action that such person may deem necessary, convenient or appropriate in order to carry out the intent and purpose of the preceding resolution and to effectuate the transactions contemplated thereby.